TEMPLETON INSTITUTIONAL FUNDS, INC.





                                                         [GRAPHIC IN BACKGROUND]


TIFI
                             Emerging Markets Series
                                  ANNUAL REPORT












                                DECEMBER 31, 1998


[TEMPLETON LOGO]

PAGE


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Mutual funds, annuities, and other investment products:

         - are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

         - are not deposits or obligations of, or guaranteed by, any bank;

         -    are subject to investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------


INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

PAGE


                               December 31, 1998


Dear Shareholder:

         The emerging markets have entered a crucial time in their development in our view; a time when actions by individual governments may have long-lasting effects on the asset class as a whole. Flushed by the recent strength and individual markets' apparent return to good standing with investors, local governments may find it difficult to push through the reforms necessary for continued growth. Within this challenging environment, the unmanaged International Finance Corporation ("IFC") Investable Composite Index reported cumulative total returns of 18.13% for the quarter and -22.03% for the one year period ended December 31, 1998, compared to 23.62% and -18.03% cumulative total returns for the Templeton Institutional Funds, Inc.


--------------------------------------------------------------------------------
                          TOTAL RETURNS AS OF 12/31/98

                                                                   CUMULATIVE
                         ONE-YEAR     THREE-YEAR     FIVE-YEAR        SINCE
                         AVERAGE       AVERAGE        AVERAGE     INCEPTION(1,3)
                         ANNUAL(1,2)   ANNUAL(1,2)   ANNUAL(1,2)    (05/03/93)

   TIFI Emerging
   Markets Series         -18.03%        -4.75%         -5.44%        0.52%

   IFC Investable
   Composite Index(4)     -22.03%        -10.08%        -10.14%      -3.49%


 (1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.6% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998. Past expense waivers or reimbursements by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. Without these waivers or reimbursements, the Fund's total returns would have been lower.

 (2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

 (3) Cumulative total return represents the change in value of an investment over the indicated periods.

 (4) The IFC Investable Composite Index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

 All calculations assume reinvestment of distributions at net asset value.
 Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
--------------------------------------------------------------------------------

 You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.


                                                                continued . . .

[PHOTOGRAPH OF MARK MOBIUS APPEARS HERE]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA, AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS, AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY, AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued................................................................



                       GEOGRAPHIC DISTRIBUTION ON 12/31/98
               (Equity Assets as a Percentage of Total Net Assets)
                                  [PIE CHART]


                    New Zealand                            0.2%
                    Europe                                 6.4%
                    Middle-East/Africa                     9.5%
                    Latin America/Caribbean               34.0%
                    Asia                                  49.2%



Emerging Markets Series (the "Fund") for the same time period. For the three-year and five-year periods ended December 31, 1998, the Fund reported average annual total returns of -4.75% and -5.44% versus the IFC Investable Composite Index average annual total returns of -10.08% and -10.14%, respectively.(1)

POLITICS

         The past year saw a number of political changes in emerging markets. In Asia, South Korea saw the instatement of President Kim Dae-jung, the nation's first peacefully elected president from the opposition, while the vice president of the Philippines, Joseph Estrada, defeated two other candidates for the presidency of his country. Not all changes in power were peaceful, however. The much publicized rioting in Indonesia early in the year resulted in the stepping down of Mr. Suharto, the nation's leader of 30 years, to be succeeded by his newly appointed vice president, BJ Habibie who has also recently faced riots and violence despite a promising beginning in office. Political intrigue was also the case in Malaysia where Prime Minister Mahathir Mohamad had his apparent successor, Financial Minister Anwar Ibraham, kicked out of the ruling party and then jailed on accusations of sexual misconduct and abuse of power. Further west, the BJP-led coalition government of India continued to weaken as the BJP lost four state elections, three of which were lost to the main opposition party, the Congress Party.

         Many countries in Latin America faced elections during the period as well. Colombia elected Andres Pastrana to the position of president with virtually immediate success. Mr. Pastrana has been favored by the U.S. government and has taken steps to liberalize foreign investment opportunities in Colombia to the relief of many investors. Brazil retained President Cardoso despite controversy surrounding the privatization of Telebras, the national telecommunications monopoly. In December, Venezuela elected Hugo Chavez, the former coup leader, as the new president.

         In Eastern Europe, Turkish Prime Minister Yilmaz resigned in November after he and Economy Minister Gunes Taner were censured by parliament for their alleged involvement in corrupt dealings surrounding the privatization of Turk Ticaret Bankasi. The Czech Republic saw the beginning of a new coalition government at the mid-year, while local elections held late in the year failed to show any significant change in the political landscape. Shortly after devaluing its currency and imposing emergency economic measures, Russian President Boris Yeltsin fired Prime Minister Kirienko and replaced him almost a month later with Yevgeny Primakov, a compromise candidate between the President and the State Duma. A new coalition government took power in Slovakia late in the year, and Presidential elections are expected there in early 1999.


(1) Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index.


2

PAGE


 ................................................................................

         Political developments within and outside a country often impact the movement of stock prices. This is especially the case in emerging markets where differences between political goals and ability between leaders can be great. As a result of the political developments mentioned above, and the poor economic conditions globally throughout 1998, the Fund purchased what we believed to be quality stocks throughout most of the year. Of particular relevance were the global implications surrounding the situation in Brazil and the psychological effects of events in Russia.

STOCK MARKETS

         The markets of Asia advanced steadily during the first quarter of 1998 after bottoming early in January. Driving the recovery was the restructuring of foreign debt and relief buying following agreement on conditions for three bailout packages from the IMF and World Bank for Thailand, Indonesia, and South Korea. Currency stability also played a part in the growth as the currencies seemed to have found a bottom after their rapid descent in 1997. However, the strength did not last. Spurring the renewed correction was a rapid devaluation of the Japanese yen based on worries that the nation's financial industry could collapse due to its exposure to the rest of the region. The descent was finally halted by a joint intervention by the U.S. and Japan in late June, and July saw a slight appreciation of Asian markets as these fears subsided.

         Latin America faced a tough environment during the same period. Commodities prices, the driving force of many of the Latin American economies, continued to sink during the first half of 1998 as reserves swelled on a lack of demand, particularly from Asia. The currency devaluation in Asia added to the region's woes as fears of Asian Contagion, a spreading of the Asian crisis, and the risk of substitution of Latin American export products by cheaper Asian peers, grew. However, the Latin American markets received at least one benefit from the Asian crisis, that being the benefit of foresight as their governments were given an idea of what the future might hold for Latin America if proactive reforms were not undertaken. In response, privatization efforts were stepped up during the period, and reforms were introduced to boost government income in compensation for dwindling tax revenue. Toward the end of the second half of 1998, most major Latin American markets were striking a precarious balance between the negative factors abroad and more positive domestic events.

         The crisis in emerging markets could well have been over as early as July 1998, if the Russian devaluation and debt-repayment moratorium had not taken place. The Russian actions resulted in market weakness throughout both developed and emerging markets, as investors speculated over exposure to such a subsidized economy.


                        FUND ASSET ALLOCATION ON 12/31/98
                                  [PIE CHART]


                  Short-Term Investments &
                     Other Net Assets                      0.7%
                  Equity*                                 99.3%


              *Equity includes convertible and preferred securities


                                                                             3

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TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued................................................................





         While the initial reaction to Russia's actions was negative - most emerging markets sank to new lows there appeared to be some distinct positives to the Russian developments for emerging markets. First, the speculation over the breadth of the fallout from the crisis caused most major currencies to devalue in relation to their emerging markets peers. The U.S. dollar alone devalued 2% against many Asian currencies, thereby lightening the region's foreign debt obligations by a similar amount. The devaluation of the U.S. dollar also heavily favored the Japanese yen. This had the added benefit of making high-quality Japanese exports more expensive than those of other Asian and Latin American countries. The yen later rose even higher on a shift by hedge funds away from the U.S. dollar.

         The second benefit of the Russian crisis was that it focused the international community on the condition of the global economy. What began with the devaluation of the Thai baht in July 1997 and was considered mainly an emerging markets problem, had suddenly blossomed into a more global crisis. When Malaysia announced a crackdown on currency speculation by removing itself and its currency from the global economy, the U.S. and other G7 nations felt it was time to take action lest other markets follow suit.

         The prime rate cuts undertaken by the developed markets during September-December, and subsequently made by some developing markets, were the catalysts for the growth experienced during the last quarter of 1998. Regional performances were also influenced by such events as the IMF's offering of aid to Brazil (to help stabilize a swelling current-account deficit and slow the outflow of foreign investment money), further appreciation of the yen against the U.S. dollar, and European adjustments prior to the birth of the Euro. However, the run-up has come almost solely on the back of the rate cuts and the increased liquidity they entail.

ECONOMICS

         In 1998, most Asian economies fell into recession. However, current-account levels generally turned positive during the year as trade balances swelled on dwindling import demand. Also, demand for domestic products fell and unemployment levels grew, offsetting trade balance gains. Austerity measures were imposed by many Asian governments as they sought to cut spending wherever possible. A noticeable exception to this was Malaysia which, along with the imposition of strict currency controls in September, embarked on a buy-our-way-out approach to economic stimulus.

         In part due to the drop in demand from Asia, commodity prices continued to fall throughout the year, putting pressure on local governments. Particularly affected were the Latin American countries that rely heavily on the sale of commodities such as crude oil, copper, coffee, and cocoa. To avoid a credit crisis as seen in Asia during 1997/98, many Latin American governments severely restricted spending in their 1999 budget


4

PAGE

 ................................................................................


proposals. These cuts were not taken favorably by the opposition, resulting in significant political disputes. In Brazil, the legislature's repeated refusal to pass proposed revisions to the national pension scheme and the outright refusal by the state of Minas Gerais to service its federal debt in protest to budget cuts contributed to the destabilization of the nation's currency and huge flights of foreign capital.

         European emerging markets spent 1998 focusing on anti-inflationary measures. Demand for exports dwindled in line with concerns of a slowing global economy, but the governments of countries such as Poland and the Czech Republic are proactively seeking to contain spending and the contraction of their economies by budgeting accordingly for 1999.

         As with political controversies during the period, global economic conditions resulted in stock market weakness and thus opportunities for the Fund to buy. With a depressed outlook for many commodities, we found a number of stocks we considered bargains in resource rich regions such as Latin America and Africa, while the recession in Asia, in our view, created buying opportunities for the Fund there. Commodity users also benefited from the low prices, keeping costs to a minimum. The fourth quarter rally allowed us to sell shares of some companies in these regions at a profit.

CURRENCIES

         After significant devaluation in 1997 and early 1998, most Asian currencies stabilized and then appreciated against the U.S. dollar. The appreciation added to individual market performance and came on the heels of a series of prime rate reductions by the U.S. and other G7 nations in support of the global economy. Currency concerns strongly affected Asia's performance throughout most of the year as speculators repeatedly attacked the Hong Kong dollar peg, and investors worried that the Chinese renminbi would also devalue during the worst of the 1997/98 crisis. However, these worries lessened when Chinese officials were reported to have said that China would not devalue its currency for at least two years. Hong Kong, on the other hand, restructured its peg mechanism and the Hong Kong government intervened in the equity and futures markets to control speculative attacks against their currency, a situation which did not fall into the background until after the U.S. prime rate cuts in the fourth quarter of 1998.

         Latin American markets, especially Argentina, watched the currency developments in Asia closely fearing a spread of the Asian Contagion to Latin America. This region also focused on the situation in Asia as the sharp reductions in currency value made Asian products more price competitive in export markets, thereby creating a real threat of substitution. However, this substitution effect was not as severe as expected, as illustrated by Mexico's ascension to the position of the number two trading partner with the U.S., surpassing Japan but beneath Canada.


INDUSTRY DIVERSIFICATION ON 12/31/98
(Percent of Total Net Assets)


Finance                  23.0%
Services                 19.5%
Materials                16.0%
Energy                   14.2%
Multi-Industry           10.7%
Consumer Goods           10.1%
Capital Equipment        5.8%






10 LARGEST POSITIONS ON 12/31/98
(Percent of Total Net Assets)


Telefonos de Mexico SA
(Telmex), L, ADR                   2.8%

Korea Electric Power Corp.         2.5%

Thai Farmers Bank
Public Co. Ltd.                    2.2%

Telecomunicacoes
Brasileiras SA (Telebras)          2.1%

Centrais Eletricas
Brasileiras SA (Electrobras)       2.0%

Cemex SA                           1.8%

New World Development Co. Ltd.     1.8%

Overseas Chinese
Banking Corp. Ltd., fgn.           1.6%

Cheung Kong Holdings Ltd.          1.4%

United Overseas Bank Ltd., fgn.    1.4%



                                                                             5

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued................................................................





Internally, Latin American markets focused on the health of the Brazilian real as that nation faced a swelling current-account deficit caused by a massive flight of foreign investment capital.

         While the markets of Eastern Europe saw weakness as a result of currency speculation in Asia, the most significant devaluation in the region came when the Russian government decided to devalue the ruble by increasing the currency's trading band by 30%. However, panic selling of rubles on the local market caused the currency to devalue by nearly 70% against the U.S. dollar. The selling pressure was so intense that the Russian government temporarily halted the trading of rubles twice during the weeks following the devaluation.

         In Africa, the South African rand faced volatility on rising current-account worries and fluctuations in commodities prices. These fluctuations also caused volatility in the Zimbabwean dollar.

         Since the devaluation of the Thai baht in 1997, markets have been extremely sensitive to currency movements. However, rather than the market-wide correction seen in Asian markets following the devaluation of all but two of the region's currencies, reactions to more recent currency fluctuations have in general been more sophisticated and security-specific. As a result, when selecting stocks for the Fund during the year, we sought to weight the portfolio to benefit from what we considered to be the most likely currency scenario, such as a devaluation in Brazil or a strong baht in Thailand.

         In the past, investors in general have been willing to put up with unfair business practices and the abuse of minority shareholder rights to realize the growth potential of the emerging markets asset class. However, since the 1997/98 crisis, the love affair has ended, as evidenced by the lower turnover levels seen today. In our opinion, if emerging markets governments want to see their markets continue to swell with foreign cash, they will need to level the playing field and stop discriminating against foreign and minority investors. Recent accusations of unfair dealings in markets as diverse as Turkey, Brazil and Russia, by both corporate management and government officials, strengthen our belief that these practices must stop. They also add to the impression that local minority investors are less willing to be manipulated.

         In our opinion, another crucial point is being reached in terms of investor sentiment. While the markets improved dramatically from September through November, the improvement came on relatively low turnover, pointing to the possibility that only a handful of players are moving the market. Strategic investors have continued to move into the markets to acquire assets with potential at bargain prices. This has lured in private


6

PAGE

 ................................................................................


equity funds which are looking to recoup losses from 1997. This change in sentiment appears to indicate that many investors feel a bottom has been reached. However, what would happen to sentiment if the correction resumed? We consider it likely that not a lot of these investors would wait out another correction, but would rather take profits and wait out a slump, thereby exacerbating the correction and shattering sentiment.

         While risk remains, we continue to be optimistic about the future performance of emerging market investments. Over the long term, competition between foreign and domestic investors could drive demand and prices higher. In addition to the portfolio investors that remained in the emerging markets over the crisis, the increasing activity of strategic investors has the potential to boost share prices and add stability to the asset class in general. Some examples of increasing activity by strategic investors include General Electric Company purchasing the loan books of failed Thai finance companies, Cemex SA purchasing strategic interests in an Indonesian cement company, Petronas purchasing South Africa's leading petroleum products distribution company, and the Japanese government offering loans worth billions of dollars. Add to the mix the growing number of private equity funds that are bargain hunting for assets and then delisting their acquisitions, and the competition has the potential to become more intense over the longer term. Of course there are counterbalances, such as the pulling out of hedge funds and the ever-present threat of government intervention, but we believe their effects are relatively short term and only serve to mask the actual growth being achieved by individual companies. It is this individual growth on which we currently intend to capitalize well into the future.

         This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy. It should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of 50% are not unusual in emerging markets. In fact,


                                                                               7

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued................................................................



--------------------------------------------------------------------------------
Total Return Index Comparison
$5,000,000 Investment:  05/03/93-12/31/98

[LINE CHART]

                                                 12/98

TIFI Emerging Markets Series(1)              $   5,026000
MSCI World Index(4)                          $ 11,458,093
IFC Investable Composite Index(4)            $  4,815,337


        TIFI-Emerging Mk   MSCI World   IFC Investable Composite
 5/3/93        $5,000,000.00       $5,000,000.00        $5,000,000.00
5/31/93        $5,010,000.00       $5,116,064.50        $5,105,123.25
6/30/93        $5,030,000.00       $5,074,112.77        $5,250,108.75
7/31/93        $5,040,000.00       $5,179,654.32        $5,413,912.14
8/31/93        $5,415,000.00       $5,417,918.42        $5,852,439.03
9/30/93        $5,590,000.00       $5,318,770.51        $6,087,707.08
10/31/9        $5,840,000.00       $5,466,100.45        $6,597,248.16
11/30/9        $6,040,000.00       $5,157,812.39        $7,018,812.32
12/31/9        $6,646,548.00       $5,411,060.97        $8,220,432.98
1/31/94        $6,726,991.00       $5,768,732.10        $8,274,687.84
2/28/94        $6,596,272.00       $5,694,892.33        $8,059,545.96
3/31/94        $6,256,978.00       $5,450,581.45        $7,246,337.77
4/30/94        $5,912,185.00       $5,620,094.54        $7,105,758.82
5/31/94        $5,917,255.00       $5,635,268.79        $7,276,297.03
6/30/94        $5,775,282.00       $5,620,617.09        $7,015,805.60
7/31/94        $5,993,312.00       $5,728,532.94        $7,521,645.18
8/31/94        $6,485,149.00       $5,902,107.49        $8,485,920.09
9/30/94        $6,556,136.00       $5,748,062.48        $8,696,370.91
10/31/9        $6,373,599.00       $5,912,457.07        $8,410,260.31
11/30/9        $6,130,216.00       $5,657,038.92        $8,093,193.49
12/31/9        $5,889,310.00       $5,713,043.61        $7,230,459.07
1/31/95        $5,458,513.00       $5,628,490.56        $6,264,469.74
2/28/95        $5,342,933.00       $5,711,792.22        $6,183,658.08
3/31/95        $5,516,645.00       $5,988,242.97        $6,167,580.56
4/30/95        $5,706,148.00       $6,197,831.47        $6,427,235.71
5/31/95        $5,895,651.00       $6,251,752.61        $6,666,971.60
6/30/95        $5,937,763.00       $6,251,127.43        $6,706,306.73
7/31/95        $6,211,489.00       $6,564,934.03        $6,920,237.92
8/31/95        $6,043,042.00       $6,419,848.99        $6,734,775.54
9/30/95        $5,995,666.00       $6,607,950.56        $6,683,591.25
10/31/9        $5,779,843.00       $6,504,866.53        $6,431,619.86
11/30/9        $5,742,996.00       $6,731,886.37        $6,399,461.76
12/31/9        $5,817,153.00       $6,929,803.83        $6,622,163.03
1/31/96        $6,374,518.00       $7,056,619.24        $7,177,100.29
2/29/96        $6,271,467.00       $7,101,075.95        $7,017,768.66
3/31/96        $6,347,420.00       $7,220,374.02        $7,120,228.08
4/30/96        $6,515,599.00       $7,391,496.89        $7,407,173.27
5/31/96        $6,624,102.00       $7,398,888.38        $7,341,990.15
6/30/96        $6,634,952.00       $7,437,362.60        $7,429,359.83
7/31/96        $6,331,144.00       $7,175,567.44        $6,941,250.89
8/31/96        $6,461,348.00       $7,259,521.58        $7,156,429.67
9/30/96        $6,580,701.00       $7,544,820.78        $7,261,629.19
10/31/9        $6,564,425.00       $7,599,143.48        $7,105,504.16
11/30/9        $6,776,006.00       $8,026,215.35        $7,210,665.62
12/31/9        $6,914,453.00       $7,899,401.15        $7,242,392.55
1/31/97        $7,425,401.00       $7,995,773.84        $7,753,705.46
2/28/97        $7,708,421.00       $8,089,324.39        $8,133,637.03
3/31/97        $7,552,470.00       $7,930,773.64        $7,929,482.74
4/30/97        $7,624,876.00       $8,191,696.09        $7,794,681.53
5/31/97        $7,986,904.00       $8,698,762.08        $8,059,700.71
6/30/97        $8,276,527.00       $9,133,700.18        $8,407,879.78
7/31/97        $8,655,265.00       $9,555,677.13        $8,489,436.21
8/31/97        $7,886,650.00       $8,918,313.46        $7,405,335.21
9/30/97        $8,254,248.00       $9,404,361.55        $7,646,749.13
10/31/9        $6,717,020.00       $8,910,632.57        $6,391,917.60
11/30/9        $6,221,320.00       $9,070,132.89        $6,094,054.24
12/31/9        $6,131,707.00       $9,181,695.52        $6,174,495.76
1/31/98        $5,635,021.00       $9,438,783.00        $5,769,448.83
2/28/98        $6,190,836.00      $10,078,732.49        $6,358,509.56
3/31/98        $6,433,870.00      $10,506,070.74        $6,607,763.14
4/30/98        $6,445,741.00      $10,610,080.84        $6,625,604.10
5/31/98        $5,537,639.00      $10,478,515.84        $5,798,728.70
6/30/98        $5,003,462.00      $10,728,952.37        $5,204,359.01
7/31/98        $5,039,073.00      $10,712,858.94        $5,412,533.37
8/31/98        $3,869,819.00       $9,285,906.13        $3,890,528.99
9/30/98        $4,065,684.00       $9,452,123.85        $4,075,329.12
10/31/9        $4,677,020.00      $10,308,486.27        $4,547,252.23
11/30/9        $5,181,521.00      $10,922,872.05        $4,889,660.32
12/31/9        $5,026,000.00      $11,458,092.78        $4,815,337.48


Periods ended December 31, 1998


                                                      SINCE
                                                    INCEPTION
                          ONE-YEAR    FIVE-YEAR     (05/03/93)

Average Annual
Total Return(1,2)         -18.03%      -5.44%         0.09%

Cumulative Total
Return(1,3)               -18.03%     -24.38%         0.52%




 (1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.6% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers or reimbursements for the Fund for the fiscal year ended December 31, 1998. Past expense waivers or reimbursements by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. Without these waivers or reimbursements, the Fund's total returns would have been lower.

 (2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

 (3) Cumulative total return represents the change in value of an investment over the indicated periods.

 (4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

     All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
--------------------------------------------------------------------------------



the Hong Kong equity market has increased 1,049% in the last 15 years, but has suffered five declines of more than 50% during that time.(2) These special risks and other considerations are discussed in the Fund's prospectus.

Best regards,

/s/ Donald F. Reed

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ J. Mark Mobius

J. Mark Mobius, Ph. D.
Managing Director
Templeton Asset Management Ltd.











(2) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1998. Market returns are measured in Hong Kong dollars.


For the most current portfolio information, please call 1-800-362-6243.


8

PAGE


 ................................................................................


The following are Dr. Mobius's thoughts regarding a recent visit to Venezuela with the emerging markets research team.




Country_________________________________________________________________________
  FOCUS



CARACAS, Venezuela -- We arrived in Caracas at midnight. After the Immigration Official looked at our passports, a military man gave our luggage a thorough examination. This kind of close baggage inspection is unusual these days. Normally we go through the "green channel" or "no goods to declare" channel at airports, but here it is a bit different. Interestingly in Brazil, the country from which we just arrived, customs is a lottery. You push a button as you are leaving the baggage claim area. If the light flashes green, you do not have to have your bags examined. If it is red, you go through inspection. It is kind of fun, and during the last two visits I won green. As the military officer inspected our baggage in Caracas, I was thinking about the upcoming elections and talk about the former coup leader and military man Chavez, the frontrunner in the elections. Sentiment towards Chavez by the business community was not good, and the stock market had taken a dive. This, of course, piqued our interest, and we decided to hasten our trip to Caracas to see for ourselves what was happening, while getting out of the country at the time of the election, just in case there was some violence.

         We checked into the CCT Hotel, which is in a shopping mall in the heart of the city. The next morning we started our company visits, and the general impression we received from almost all executives was negative regarding Chavez. Some executives were out of town, mostly in Miami, with plans to stay there until after the elections. Others said that they had their bags packed and a plane ticket ready for Miami... just in case. Chavez had been talking tough and had taken a populist stance criticizing the current situation and promising dramatic reforms with more power to the people, and what seemed to be a big government-spending program. It all sounded like a leftist, socialist, populist approach, which is what the business community in Venezuela considered a step backward. Venezuela had finally embarked on an extensive privatization program combined with a government austerity program and here was a populist apparently getting ready to reverse everything. One of the noises he was making threatened to reverse the policy of inviting foreign investment into the treasured oil industry, the source of the largest part of Venezuela's export wealth, making


                                                                               9

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued .......................................................




it a key member of OPEC. The national oil company was a "hot button" and he promised a complete overhaul.

         All the polls indicated that Chavez was ahead, even in front of the former Miss Universe who had started her campaign with a very high rating, which gradually eroded as Chavez's campaign gathered steam. My personal feelings were mixed. The current political parties in Venezuela, Accion Democratica (AD, `Democratic Action') and Comite Organizador del Partido Electoral Independiente (COPEI, `Independent Electoral Party'), were noted for their ineffectiveness in lifting the country out of poverty despite its wealth of resources. The country had been lagging behind other


                               [MAP OF VENEZUELA]

10

PAGE

 ................................................................................


Latin American countries in privatization programs and in general reform. So why not try a new face? When the present president of Argentina, Carlos Menem, was being elected, everyone was frightened of him, but look at what happened. As soon as he was elected, the candidate of the Peronist Party immediately did an about face from the populist rhetoric and began what appears to be Latin America's most successful and dramatic economic reform program. So virtually anything seemed possible if Chavez was elected.

         As we boarded the plane to leave Caracas for our next destination, Mexico City, we reflected on what we had seen. The hotel van, which drove us to the airport, had passed groups of celebrants throughout the town. Again, it was late and initial vote tallies were being announced... Chavez, in all likelihood, had won. Now only time would tell what kind of President he would be.*









* This letter reflects our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.


                                                                              11

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                                   YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                   1998          1997          1996         1995        1994
                                                                --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................        $10.37        $12.45        $10.75      $11.21      $13.22
                                                                --------------------------------------------------------------
Income from investment operations:
 Net investment income......................................           .18           .18           .15         .19         .17
 Net realized and unrealized gains (losses).................         (2.05)        (1.60)         1.86        (.34)      (1.65)
                                                                --------------------------------------------------------------
Total from investment operations............................         (1.87)        (1.42)         2.01        (.15)      (1.48)
                                                                --------------------------------------------------------------
Less distributions from:
 Net investment income......................................          (.19)         (.18)         (.15)       (.17)       (.17)
 Net realized gains.........................................            --          (.48)         (.16)       (.14)       (.36)
                                                                --------------------------------------------------------------
Total distributions.........................................          (.19)         (.66)         (.31)       (.31)       (.53)
                                                                --------------------------------------------------------------
Net asset value, end of year................................         $8.31        $10.37        $12.45      $10.75      $11.21
                                                                ==============================================================
Total Return................................................      (18.03)%      (11.32)%        18.86%     (1.23)%    (11.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $1,733,607    $1,923,881    $1,565,537    $798,515    $582,878
Ratios to average net assets:
 Expenses...................................................         1.51%         1.57%         1.56%       1.52%       1.60%
 Expenses, excluding waiver and payments by affiliate.......         1.51%         1.57%         1.56%       1.52%       1.66%
 Net investment income......................................         2.03%         1.42%         1.56%       2.00%       1.59%
Portfolio turnover rate.....................................        38.11%        24.72%         7.92%      13.47%      12.51%

                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 99.3%
ARGENTINA 5.1%
Aluar Aluminio Argentino SA, B........................     Misc Materials & Commodities                18,500      $       46,292
Astra Cia Argentina de Petroleo SA....................            Energy Sources                    1,195,000           1,411,370
*Atanor Cia Nacional Para la Industria Quimica SA,
  D...................................................               Chemicals                      1,873,877           1,069,072
Banco de Galicia y Buenos Aires SA, B.................                Banking                         672,530           2,961,798
Banco Frances SA......................................                Banking                         542,000           3,851,667
*Buenos Aires Embotelladora SA, B, ADR................          Beverages & Tobacco                   375,300               3,753
*Capex SA, A..........................................      Utilities Electrical & Gas                104,385             598,665
Central Costanera SA, B...............................      Utilities Electrical & Gas                160,711             394,097
+*Garovaglio Y Zorraquin SA...........................               Chemicals                      1,169,372           1,474,736
Juan Minetti SA.......................................    Building Materials & Components             255,000             701,882
Molinos Rio de la Plata SA, B.........................       Food & Household Products              3,530,107           8,303,224
Nobleza Piccardo Sdad Industrial Comercial y
  Financial...........................................          Beverages & Tobacco                   264,520             900,178
Perez Companc SA, B...................................            Energy Sources                    3,332,860          14,110,697
Quilmes Industrial SA, ADR............................          Beverages & Tobacco                   938,800           8,742,575
Siderca SA, A.........................................            Metals & Mining                   2,850,349           3,252,325
*Sociedad Comercial del Plata Cadelplata Come.........            Multi-Industry                    5,475,830           3,863,938
Telecom Argentina Stet-France SA, ADR.................          Telecommunications                    186,500           5,128,750
Telefonica de Argentina SA, B, ADR....................          Telecommunications                    266,690           7,450,652
Transportadora de Gas del Sur SA, B...................      Utilities Electrical & Gas              1,345,394           2,666,280
Transportadora de Gas del Sur SA, B, ADR..............      Utilities Electrical & Gas                769,300           7,789,163
YPF Sociedad Anonima, ADR.............................            Energy Sources                      479,045          13,383,320
*Zanella Hermanos SA..................................              Automobiles                       625,452              59,471
                                                                                                                   --------------
                                                                                                                       88,163,905
                                                                                                                   --------------
BRAZIL 11.1%
Aracruz Celulose SA, ADR..............................        Forest Products & Paper               1,130,300           9,042,400
Banco Bradesco SA.....................................                Banking                   1,434,191,809           7,501,835
Banco Bradesco SA BBD, pfd. ..........................                Banking                   1,207,640,350           6,696,619
*Banco Bradesco SA BBD, rts. .........................                Banking                      60,689,493              15,471
*Banco Bradesco SA BBD, rts., pfd. ...................                Banking                      50,055,656              28,503
Banco do Brasil SA....................................                Banking                     829,568,792           4,600,133
Banco do Brazil SA, pfd. .............................                Banking                     237,480,390           1,592,047
Brasmotor SA, pfd. ...................................            Multi-Industry                   32,620,000           3,239,727
Centrais Eletricas Brasileiras SA (Electrobras).......      Utilities Electrical & Gas            654,805,000          11,272,455
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. ...............................................      Utilities Electrical & Gas          1,212,521,060          23,282,010
*Centrais Geradoras Do Sul Do Brasil SA, (Gerasul), B,
  pfd. ...............................................      Utilities Electrical & Gas          1,846,586,060           2,292,472
Cia Cervejaria Brahma.................................          Beverages & Tobacco                 2,000,000             877,302
Cia Cervejaria Brahma, pfd. ..........................          Beverages & Tobacco                 5,432,000           2,373,760
Cia Energetica de Minas Gerais Cemig, br., pfd. ......      Utilities Electrical & Gas            726,680,000          13,832,932
Cia Energetica de Minas Gerais Cemig, ADR, pfd. ......      Utilities Electrical & Gas                 32,450             617,712
*Cia Mesbla SA, pfd. .................................             Merchandising                   32,834,000               8,152
*Cia Mesbla SA, rts. .................................             Merchandising                   65,199,387               3,238
Cia Vale do Rio Doce, A, pfd. ........................            Metals & Mining                     718,081           9,211,881
*Cia Vale do Rio Doce, A, ADR, pfd. ..................            Metals & Mining                     123,600           1,585,599
*Companhia Energetica do Ceara, pfd. .................      Utilities Electrical & Gas            375,613,000             932,621
Companhia Paranaense De Energia-Copel, ADR............      Utilities Electrical & Gas                281,200           2,003,550
Companhia Siderurgica Nacional Sid Nacional CSN.......            Metals & Mining                 372,215,000           8,317,654
Copene-Petroquimica do Nordeste SA, A, pfd. ..........               Chemicals                     20,189,700           2,305,962
Duratex SA, pfd. .....................................        Forest Products & Paper             215,471,900           5,885,018
Investimentos Itau SA, pfd. ..........................            Multi-Industry                   34,893,704          19,349,292
*Mannesmann SA........................................        Machinery & Engineering              18,076,720           1,122,081
*Mannesmann SA, pfd. .................................        Machinery & Engineering               1,623,650              77,941
Petroleo Brasileiro SA, pfd. .........................            Energy Sources                  100,204,666          11,361,920
Souza Cruz SA.........................................          Beverages & Tobacco                   415,000           2,679,081
*Telecomunicacoes Brasileiras SA (Telebras), unit.....          Telecommunications                372,407,531          16,643,912
*Telecomunicacoes Brasileiras SA (Telebras), unit,
  pfd. ...............................................          Telecommunications                252,878,968          18,543,411
*Telecomunicacoes Brasileiras SA (Telebras), ADR......          Telecommunications                     22,360           1,625,293
Unibanco Uniao de Bancos Brasileiros SA, unit.........                Banking                      95,872,584           3,332,629
                                                                                                                   --------------
                                                                                                                      192,254,613
                                                                                                                   --------------

                                                                              13

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE 3.8%
Antofagasta Holdings Plc. ............................            Metals & Mining                     177,518      $      524,240
Cia Cervecerias Unidas SA, ADR........................          Beverages & Tobacco                    74,500           1,434,125
Compania de Telecomunicaciones de Chile SA, ADR.......          Telecommunications                  1,097,910          22,713,013
Empresa Nacional de Electricidad SA, ADR..............       Electrical & Electronics               1,534,500          17,454,938
Enersis SA, ADR.......................................      Utilities Electrical & Gas                734,150          18,950,247
Madeco Manufacturera de Cobre SA, ADR.................         Industrial Components                   95,400             798,975
Masisa SA, ADR........................................        Forest Products & Paper                  60,000             382,500
Quinenco SA, ADR......................................            Multi-Industry                      303,800           2,430,400
Sociedad Quimica y Minera de Chile SA, ADR............               Chemicals                         27,000             909,563
                                                                                                                   --------------
                                                                                                                       65,598,001
                                                                                                                   --------------
CHINA 1.1%
Beijing Datang Power Generation Co. Ltd., H...........            Multi-Industry                       15,000               4,502
China First Pencil Co. Ltd., B........................   Recreation & Other Consumer Goods            835,882             106,993
China Resources Enterprises Ltd. .....................            Multi-Industry                    1,502,000           2,345,890
*China Southern Glass Co. Ltd., B.....................    Building Materials & Components           5,540,521             507,763
China Vanke Co. Ltd., B...............................              Real Estate                     3,532,663             971,257
Chiwan Wharf Holdings Ltd., B.........................            Transportation                    4,651,700             480,346
Guangshen Railway Co. Ltd., H.........................            Transportation                   25,938,000           3,013,224
Guangshen Railway Co. Ltd., H, ADR....................            Transportation                      475,200           2,851,200
*Luoyang Glass Co. Ltd., H............................     Misc Materials & Commodities             1,444,000              46,224
Shandong Huaneng Power Development Co. Ltd., ADR......      Utilities Electrical & Gas                356,900           1,628,356
*Shanghai Chlor-Alkali Chemical Co. Ltd., B...........               Chemicals                      2,783,733             189,294
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.......            Transportation                    1,649,900             696,258
*Shanghai Erfangji Textile Machinery Co. Ltd., B......        Machinery & Engineering                 736,340              41,235
*Shanghai Jin Jiang Tower Co. Ltd., B.................           Leisure & Tourism                  4,037,640             355,312
Shanghai Jinqiao Export Processing Zone Development,
  B...................................................              Real Estate                     1,296,170             202,203
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co
  Ltd, B..............................................              Real Estate                     4,006,440           1,290,074
*Shanghai New Asia Group Co. Ltd., B..................       Food & Household Products              2,866,747             366,944
Shanghai Petrochemical Co. Ltd., H....................               Chemicals                     25,992,000           2,348,498
*Shanghai Refrigerator Compressor Co. Ltd., B.........         Industrial Components                  779,240              73,249
*Shanghai Steel Tube Co. Ltd., B......................        Machinery & Engineering                 582,540              39,030
*Shanghai Tyre & Rubber Co. Ltd., B...................         Industrial Components                3,657,610             365,761
*Shanghai Vacuum Electron Devices Co. Ltd., B.........    Appliances & Household Durables             982,921             114,019
Shanghai Yaohua Pilkington Glass, B...................    Building Materials & Components           4,760,200             404,617
*Shenzhen Properties & Resources Development Ltd.,
  B...................................................              Real Estate                     1,392,516             120,428
Yanzhou Coal Mining Company Ltd. .....................            Energy Sources                    5,430,000             911,162
                                                                                                                   --------------
                                                                                                                       19,473,839
                                                                                                                   --------------
COLOMBIA 1.9%
Banco Ganadero SA, B..................................          Financial Services                    288,000              61,415
Banco Ganadero SA, C, ADR, pfd. ......................                Banking                          83,200             754,000
Bancolombia SA........................................                Banking                         711,481             666,654
Bavaria SA............................................          Beverages & Tobacco                   293,338           1,478,537
Cementos Argos SA.....................................    Building Materials & Components           2,605,880           7,426,127
Cia Colombiana de Tabacos SA..........................          Beverages & Tobacco                 2,047,040           3,968,414
Compania Nacional de Chocolates SA....................       Food & Household Products              2,457,116          10,638,241
Compania Suramericana de Inversiones SA...............               Insurance                      3,282,445           7,107,899
Promigas SA...........................................      Utilities Electrical & Gas                122,266             474,052
Valores Bavaria SA....................................          Financial Services                     99,286             102,654
                                                                                                                   --------------
                                                                                                                       32,677,993
                                                                                                                   --------------
CROATIA
Pliva D D, GDR, Reg S.................................        Health & Personal Care                   48,800             810,080
                                                                                                                   --------------
CZECH REPUBLIC 1.9%
*CEZ AS...............................................      Utilities Electrical & Gas                583,330          12,891,882
*Komercni Banka AS....................................                Banking                          26,122             320,969
*Komercni Banka AS, GDR...............................                Banking                          69,500             288,425
*SPT Telecom AS.......................................          Telecommunications                    737,730          11,251,052

 14

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CZECH REPUBLIC (CONT.)
Tabak AS..............................................          Beverages & Tobacco                    18,994      $    5,306,505
Unipetrol.............................................               Chemicals                      1,255,736           2,257,992
                                                                                                                   --------------
                                                                                                                       32,316,825
                                                                                                                   --------------
ECUADOR .1%
La Cemento Nacional SA, GDR, Reg S....................            Multi-Industry                        5,000             540,000
La Cemento Nacional CA, GDR, 144A.....................            Multi-Industry                        3,946             426,168
                                                                                                                   --------------
                                                                                                                          966,168
                                                                                                                   --------------
EGYPT .2%
Commercial International Bank Ltd. ...................                Banking                         256,542           2,027,509
Eastern Tobacco Co. ..................................          Beverages & Tobacco                    82,560           1,900,091
                                                                                                                   --------------
                                                                                                                        3,927,600
                                                                                                                   --------------
GHANA .4%
Ashanti Goldfields Co. Ltd., GDR, Reg S...............            Metals & Mining                     725,957           6,805,847
                                                                                                                   --------------
HONG KONG 7.6%
CDL Hotel International Ltd. .........................           Leisure & Tourism                  2,934,855             753,863
Cheung Kong Holdings Ltd. ............................            Multi-Industry                    3,445,000          24,790,571
China Overseas Land & Investment Ltd. ................              Real Estate                     2,750,000             369,163
Citic Pacific Ltd. ...................................            Multi-Industry                    1,814,000           3,910,265
Cross Harbour Tunnel Co. Ltd. ........................            Transportation                      154,010             137,167
Dairy Farm International Holdings Ltd. ...............             Merchandising                    5,867,577           6,747,714
Dickson Concepts (International) Ltd. ................             Merchandising                       50,000              38,723
Goldlion Holdings Ltd. ...............................          Textiles & Apparel                    614,000              46,760
Great Wall Electronic International Ltd. .............       Electrical & Electronics                 689,108              21,348
Hang Lung Development Co. Ltd. .......................              Real Estate                     6,448,000           6,908,051
Hong Kong & Shanghai Hotels Ltd. .....................           Leisure & Tourism                  1,228,000             871,793
Hong Kong Electric Holdings Ltd. .....................      Utilities Electrical & Gas              1,548,900           4,698,332
HSBC Holdings Plc. ...................................                Banking                         969,563          24,153,817
Hutchison Whampoa Ltd. ...............................            Multi-Industry                      923,000           6,522,863
IMC Holdings Ltd. ....................................            Transportation                       98,000               9,487
Jardine International Motor Holdings Ltd. ............              Automobiles                        80,000              31,753
Jardine Matheson Holdings Ltd. .......................            Multi-Industry                    1,540,895           3,975,509
Jardine Strategic Holdings Ltd. ......................            Multi-Industry                      322,750             467,988
Lai Sun Garment International Ltd. ...................            Multi-Industry                      730,000             132,860
New World Development Co. Ltd. .......................              Real Estate                    12,057,367          30,348,660
Ng Fung Hong Ltd. ....................................       Food & Household Products                335,000             300,526
*Semi-Tech Co. Ltd. ..................................    Appliances & Household Durables           9,268,596             382,839
Sun Hung Kai Properties Ltd. .........................              Real Estate                     1,731,769          12,629,636
Wheelock and Company Ltd. ............................            Multi-Industry                    3,936,544           3,150,353
Yue Yuen Industrial (Holdings) Ltd. ..................   Recreation & Other Consumer Goods            581,400           1,118,185
                                                                                                                   --------------
                                                                                                                      132,518,226
                                                                                                                   --------------
HUNGARY 2.0%
Borsodchem RT.........................................               Chemicals                        136,112           3,540,385
Borsodchem RT, GDR, Reg S.............................               Chemicals                        150,910           3,927,433
*Danubius Hotel and SpA RT............................           Leisure & Tourism                     34,600             724,801
Egis RT...............................................            Multi-Industry                       65,691           1,495,092
**Fotex First Hung-Amer Photo Co., cvt., 12.00%,
  5/11/00.............................................            Multi-Industry                       16,000              16,000
Fotex First Hungarian American Photo Service Co. .....            Multi-Industry                    1,892,831             993,474
Gedeon Richter Ltd. ..................................        Health & Personal Care                  149,620           6,376,198
Graboplast Textil Es Muborgyarto RT...................          Textiles & Apparel                     45,172             345,145
*Ibusz RT.............................................           Leisure & Tourism                     42,802             165,009
Inter-Europa Bank RT..................................                Banking                           3,520             170,036
*Matav RT.............................................          Telecommunications                      1,450               8,291
Mol Magyar Olay-Es Gazipari RT........................            Energy Sources                      163,700           4,489,879
OTP Bank..............................................                Banking                           7,700             385,903
Pannonplast Plastic Industries Plc. ..................         Industrial Components                   19,722             558,330

                                                                              15

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HUNGARY (CONT.)
Pick Szeged RT........................................       Food & Household Products                 10,161      $      431,841
Pick Szeged RT, GDR...................................       Food & Household Products                 54,550             470,494
Tiszai Vegyi Kombinat RT..............................               Chemicals                        312,435           4,208,465
Tiszai Vegyi Kombinat RT, GDR, 144A...................               Chemicals                        272,000           3,685,600
Tiszai Vegyi Kombinat RT, GDR, Reg S..................               Chemicals                        177,800           2,409,190
Zwack Unicum Ltd. ....................................          Beverages & Tobacco                       944              24,335
                                                                                                                   --------------
                                                                                                                       34,425,901
                                                                                                                   --------------
INDIA 2.7%
Andhra Valley Power Supply Co. Ltd. ..................      Utilities Electrical & Gas                 17,300              30,125
Arvind Mills Ltd. ....................................          Textiles & Apparel                    744,650             677,253
Bajaj Auto Ltd. ......................................              Automobiles                       173,000           2,121,982
*Bank of Baroda.......................................                Banking                         297,900             347,698
*Bharat Petroleum Corp. Ltd. .........................            Energy Sources                      113,100             620,641
Bombay Dyeing & Manufacturing Co. Ltd. ...............               Chemicals                         47,000              64,092
Cummins India Ltd. ...................................        Machinery & Engineering                  87,000             629,526
Grasim Industries Ltd. ...............................            Multi-Industry                      157,900             669,927
Grasim Industries Ltd., GDR...........................            Multi-Industry                      129,950             591,273
Great Eastern Shipping Co. Ltd. ......................            Transportation                    1,525,200             827,270
Gujarat Ambuja Cements Ltd. ..........................    Building Materials & Components             318,200           1,947,556
Gujarat Ambuja Cements Ltd., GDR, Reg S...............    Building Materials & Components             129,400             854,040
Gujarat Industries Power Ltd. ........................      Energy Equipment & Services                89,000              51,834
Gujarat Narmada Valley Fertilizers Co. Ltd. ..........               Chemicals                        959,800             420,091
Gujarat Narmada Valley Fertilizers Co. Ltd., GDR......               Chemicals                        329,000             707,350
Hindalco Industries Inc. .............................            Metals & Mining                      45,425             547,820
Hindalco Industries Inc., GDR, Reg S..................            Metals & Mining                     115,600           1,355,410
Hindustan Organic Chemicals Ltd. .....................               Chemicals                         51,800               9,630
Hindustan Petroleum Corporation Ltd. .................            Energy Sources                      405,900           2,245,542
ICICI Ltd. ...........................................          Financial Services                  1,476,000           1,634,163
ICICI Ltd., GDR, Reg S................................          Financial Services                     50,500             335,825
India Cements Ltd. ...................................    Building Materials & Components             771,600             587,376
India Cements Ltd., GDR...............................    Building Materials & Components             265,658             199,244
Indian Aluminium Co. Ltd. ............................            Metals & Mining                     146,600             313,579
Indian Petrochemicals Corp. Ltd. .....................               Chemicals                      2,268,800           3,059,146
*Indian Rayon & Industries Ltd. ......................            Multi-Industry                      169,950             449,907
Indian Rayon & Industries Ltd., GDR...................            Multi-Industry                       83,499             210,835
Indo Gulf Corporation Ltd. ...........................               Chemicals                      1,261,700             829,827
Indo Gulf Corporation Ltd., GDR.......................               Chemicals                         28,700              17,938
Industrial Development Bank of India..................                Banking                       1,219,500           1,045,993
Larsen and Toubro Ltd. ...............................            Multi-Industry                    1,078,450           4,073,094
Larsen and Toubro Ltd., GDR, Reg S....................            Multi-Industry                      250,500           1,922,588
Madras Cements Ltd. ..................................    Building Materials & Components               2,535             242,233
Mahanagar Telephone Nigam Ltd. .......................          Telecommunications                    525,300           2,264,552
National Aluminium Co. Ltd. ..........................            Metals & Mining                   2,208,900             979,799
Oriental Bank of Commerce.............................                Banking                       1,857,600           1,632,647
Reliance Industries Ltd. .............................               Chemicals                        271,000             763,969
Reliance Industries Ltd., GDR.........................               Chemicals                        462,800           2,591,680
Satyam Computers Services Ltd. .......................    Data Processing & Reproduction               29,200             499,879
*Shipping Corporation of India Ltd. ..................            Transportation                      618,100             305,441
State Bank of India...................................                Banking                          74,400             275,042
Steel Authority of India Ltd., GDR, Reg S.............            Metals & Mining                      21,000              41,475
Steel Authority of India Ltd., GDR, 144A..............            Metals & Mining                      62,000             122,463
Sterlite Industries Ltd. .............................            Metals & Mining                         101                 345
Tata Chemicals Ltd. ..................................               Chemicals                        274,850             655,171
Tata Engineering & Locomotive Co. Telco...............        Machinery & Engineering                 853,250           3,272,753
Tata Engineering & Locomotive Co. Telco, GDR..........        Machinery & Engineering                 285,000           1,140,000
*Tata Hydro-Electric Power Company....................      Utilities Electrical & Gas                 60,000             112,386
Tata Iron & Steel Co., Ltd. ..........................            Metals & Mining                      30,900              85,364
Thermax Ltd. .........................................      Energy Equipment & Services                 5,300              17,835

 16

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Videsh Sanchar Nigam Ltd., GDR........................          Telecommunications                    131,700      $    1,613,325
Wockhardt.............................................        Health & Personal Care                   24,900             153,691
                                                                                                                   --------------
                                                                                                                       46,168,625
                                                                                                                   --------------
INDONESIA 3.7%
*Asia Pulp & Paper Co. Ltd., ADR......................        Forest Products & Paper               1,217,200           9,965,825
*PT Barito Pacific Timber TBK.........................        Forest Products & Paper              28,660,500           1,261,783
*PT BBL Dharmala Finance TBK, fgn. ...................          Financial Services                  2,596,000             457,157
*PT BDNI Capital Corporation, fgn. ...................          Financial Services                  1,460,000              32,138
*PT Charoen Pokphand Indonesia........................       Food & Household Products             10,212,000             192,679
*PT Ciputra Development...............................              Real Estate                     8,120,500             127,681
*PT Dharmala Intiland TBK.............................              Real Estate                     4,795,600              60,322
PT Gudang Garamm......................................          Beverages & Tobacco                 4,690,000           6,872,767
*PT Indah Kiat Pulp & Paper Corp. ....................        Forest Products & Paper              17,026,000           4,658,057
*PT Indah Kiat Pulp & Paper Corp. TBK, wts. ..........        Forest Products & Paper                 519,200              70,533
*PT Indocement Tunggal Prakarsa.......................    Building Materials & Components           8,432,500           3,367,697
*PT Indofoods Sukses Makmurr..........................       Food & Household Products              8,652,870           4,408,066
PT Indosat............................................          Telecommunications                  2,776,000           3,640,226
*PT Inter-Pacific Bank, fgn. .........................                Banking                         736,875              18,538
*PT Jakarta International Hotel & Development.........              Real Estate                     2,828,000              80,038
*PT Kalbe Farma.......................................        Health & Personal Care                1,760,000              88,553
PT Lippo Life Insurance...............................               Insurance                      5,684,500             232,385
*PT Metrodata Electronic..............................       Electrical & Electronics                  95,100               9,570
*PT Modern Photo Film Co. ............................            Multi-Industry                      167,000              10,766
*PT Pakuwon Jati......................................              Real Estate                     6,345,500              59,863
*PT Semen Cibinong, loc. .............................    Building Materials & Components          14,799,500             558,472
PT Semen Gresik (Persero) TBK.........................    Building Materials & Components           6,863,500           7,165,667
*PT Sinar Mas Agro Resources & Technology Corp. ......       Food & Household Products              4,428,600             946,996
*PT Sinar Mas Multi Artha, fgn. ......................          Financial Services                    375,700              79,157
*PT Sumalindo Lestari Jaya............................        Forest Products & Paper               2,470,500             124,302
*PT Summarecon Agung..................................              Real Estate                     1,803,902              34,036
PT Telekomunikasi Indonesia (Persero), B..............          Telecommunications                 27,479,000           9,332,491
*PT Tempo Scan Pacific................................        Health & Personal Care                7,092,000             379,132
PT Timah..............................................            Metals & Mining                   8,447,000           5,711,022
*PT Tjiwi Kimia.......................................        Forest Products & Paper               9,950,014           2,597,016
*PT Tjiwi Kimia TBK, wts. ............................        Forest Products & Paper                 621,945              72,756
*PT Ultra Jaya Milk...................................       Food & Household Products              3,254,300             255,841
*PT Unggul Indah Corp. ...............................               Chemicals                      5,874,000             701,925
*PT United Tractors...................................        Machinery & Engineering               3,057,000             192,264
                                                                                                                   --------------
                                                                                                                       63,765,721
                                                                                                                   --------------
ISRAEL .3%
*Clal Industries Ltd. ................................            Multi-Industry                      381,991           1,863,998
Koor Industries Ltd. .................................            Multi-Industry                       31,477           2,746,605
                                                                                                                   --------------
                                                                                                                        4,610,603
                                                                                                                   --------------
JORDAN
Jordan Cement Factories Ltd. .........................    Building Materials & Components             158,750             691,187
                                                                                                                   --------------
KAZAKHSTAN
*Kazkommertsbank, ADR, 144A...........................                Banking                          46,646             163,261
                                                                                                                   --------------
MALAYSIA 3.2%
AMMB Holdings Bhd. ...................................          Financial Services                  3,617,600           3,404,621
Boustead Holdings Bhd. ...............................       Food & Household Products              1,465,000             917,116
Cement Industries of Malaysia Bhd. ...................    Building Materials & Components             146,000              68,702
Cosway Corporation Bhd. ..............................    Appliances & Household Durables           2,466,000             782,240
Federal Flour Mills Bhd. .............................       Food & Household Products              1,070,500             836,565
Genting Bhd. .........................................           Leisure & Tourism                  4,346,800           7,533,449
Golden Hope Plantations Bhd. .........................     Misc Materials & Commodities               200,000             172,260

                                                                              17

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MALAYSIA (CONT.)
Hong Leong Industries Bhd. ...........................            Multi-Industry                    2,361,000      $    1,185,398
*Hong Leong Industries Bhd., wts. ....................            Multi-Industry                      221,250              23,239
Hong Leong Properties Bhd. ...........................              Real Estate                     3,826,000             634,954
Island & Peninsula Bhd. ..............................              Real Estate                     1,792,000           1,144,410
Kian Joo Can Factory Bhd. ............................         Industrial Components                  934,000           1,098,766
*Leader Universal Holdings Bhd. ......................         Industrial Components               10,027,000           2,211,722
Malayawata Steel Bhd. ................................            Metals & Mining                   1,696,500             349,261
Malaysian Airlines System Bhd. .......................            Transportation                    3,207,000           1,401,305
Malaysian International Shipping Corp., fgn. .........            Transportation                    2,012,333           2,113,684
*MBF Capital Bhd. ....................................          Financial Services                  3,598,000             646,245
Oriental Holdings Bhd. ...............................              Automobiles                     1,190,760           1,463,357
Perlis Plantations Bhd. ..............................            Multi-Industry                    2,699,250           2,211,454
Perusahaan Otomobil Nasional Bhd. ....................              Automobiles                     1,803,000           2,177,879
Public Bank Bhd. .....................................                Banking                      10,237,800           4,301,371
Public Bank Bhd., fgn. ...............................                Banking                       5,009,800           1,946,984
Public Finance Bhd., fgn. ............................          Financial Services                  1,850,000             652,907
Renong Bhd. ..........................................            Multi-Industry                   16,709,000           3,229,301
Resorts World Bhd. ...................................           Leisure & Tourism                  9,785,000           9,003,372
Shangri La Hotels (Malaysia) Bhd. ....................           Leisure & Tourism                  2,948,000             786,505
Tanjong Plc. .........................................   Recreation & Other Consumer Goods          2,533,000           2,873,421
Technology Resources Industries Bhd. .................            Multi-Industry                    4,083,000           1,698,302
YTL Corp. Berhad......................................        Construction & Housing                  354,000             367,367
                                                                                                                   --------------
                                                                                                                       55,236,157
                                                                                                                   --------------
MEXICO 8.3%
Alfa SA de CV, A......................................            Multi-Industry                    1,459,274           4,109,280
*Altos Hornos de Mexico SA............................            Metals & Mining                   2,723,700           2,445,547
Cemex SA..............................................    Building Materials & Components           1,446,936           3,123,568
Cemex SA, B...........................................    Building Materials & Components          10,862,875          27,294,484
*Cifra SA de CV, C....................................             Merchandising                    8,866,602          10,937,568
*Cifra SA de CV, V....................................             Merchandising                    2,355,500           2,858,038
Coca Cola Femsa SA de CV, L, ADR......................          Beverages & Tobacco                   636,400           8,432,300
Cydea SA de CV, A.....................................            Multi-Industry                      146,231             133,072
DESC SA de CV DESC, A.................................            Multi-Industry                      405,000             427,523
DESC SA de CV DESC, B.................................            Multi-Industry                    2,317,720           1,987,287
DESC SA de CV DESC, C.................................            Multi-Industry                      439,035             414,620
*Grupo Financiero Banamex Accival SA de CV, B.........                Banking                       5,112,000           6,719,515
*Grupo Financiero Banamex Accival SA de CV, L.........                Banking                       7,671,018           8,842,225
*Grupo Financiero Bancomer SA de CV, B................                Banking                      10,243,934           2,195,869
Grupo Financiero Bancomer SA de CV, L.................                Banking                      21,986,553           3,112,353
Grupo Financiero Serfin SA de CV, B...................                Banking                      14,998,314           1,334,531
*Grupo Industrial Maseca SA de CV, B..................       Food & Household Products                870,000             703,741
Hylsamex SA de CV, partn. cert., B....................            Metals & Mining                      39,000              48,504
Nacional de Drogas SA, B..............................        Health & Personal Care                  494,500             325,000
Panamerican Beverages Inc., A.........................       Food & Household Products                256,200           5,588,363
Telefonos de Mexico SA (Telmex), L, ADR...............          Telecommunications                  1,013,400          49,339,913
Vitro SA de CV........................................       Food & Household Products              3,048,192           4,469,038
                                                                                                                   --------------
                                                                                                                      144,842,339
                                                                                                                   --------------
NEW ZEALAND .2%
Brierley Investments Ltd. ............................            Multi-Industry                   17,719,000           4,024,833
                                                                                                                   --------------
PAKISTAN .6%
*Bank of Punjab.......................................                Banking                         562,359             114,733
*DG Khan Cement Co. ..................................    Building Materials & Components             954,400              69,062
Engro Chemical Pakistan Ltd. .........................               Chemicals                        761,087           1,376,076
Fauji Fertilizer Co. Ltd. ............................               Chemicals                        357,500             329,116
Khadim Ali Sham Bukhari & Co. Ltd. ...................          Financial Services                    217,120              65,463
National Development Leasing Corp. ...................          Financial Services                    192,871              13,956
*Pakistan Electron Ltd. ..............................    Appliances & Household Durables             107,000               7,528

 18

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
PAKISTAN (CONT.)
*Pakistan International Airlines Corp., A.............            Transportation                      404,300      $       32,913
Pakistan Telecommunications Corp., PTC, A.............          Telecommunications                 17,371,600           6,634,380
Pakistan Telecom Corp., PTC, GDR......................          Telecommunications                     27,000             931,500
*Union Bank Ltd. .....................................                Banking                         510,878             112,958
                                                                                                                   --------------
                                                                                                                        9,687,685
                                                                                                                   --------------
PERU .9%
Telefonica Del Peru SA, B, ADR........................          Telecommunications                  1,218,430          15,458,831
                                                                                                                   --------------
PHILIPPINES 2.2%
*A Soriano Corp. .....................................            Multi-Industry                   43,486,500             927,861
Ayala Corp. ..........................................            Multi-Industry                    4,572,460           1,616,229
Bank of Philippine Islands............................                Banking                         774,000           1,641,517
*Belle Corp. .........................................              Real Estate                    37,726,000           2,075,415
*Digital Telecommunications Philippines Inc. .........          Telecommunications                 37,155,000             907,384
*Filinvest Development Corp. .........................              Real Estate                     7,951,000             261,627
*Keppel Philippine Holdings Inc., B...................        Machinery & Engineering               1,043,625              18,780
Manila Electric Co., B................................      Utilities Electrical & Gas                    580               1,864
*Petron Corporation...................................            Energy Sources                   28,699,000           3,135,495
*Philex Mining Corp., B...............................            Metals & Mining                  19,030,915             151,660
Philippine Commercial International Bank Inc. ........                Banking                         427,950           1,782,208
Philippine Long Distance Telephone Co., ADR...........          Telecommunications                    739,110          19,170,666
*Philippine National Bank.............................                Banking                         348,263             537,167
RFM Corp. ............................................       Food & Household Products             26,692,027           4,117,022
San Miguel Corp., B...................................       Food & Household Products              1,294,400           2,495,630
*Southeast Asia Cement Holdings Inc. .................    Building Materials & Components          13,088,880             161,508
                                                                                                                   --------------
                                                                                                                       39,002,033
                                                                                                                   --------------
POLAND 1.6%
Bank Handlowy W Warszawie SA, GDR, Reg S..............                Banking                          86,300           1,117,585
Bank Przemyslowo-Handlowy SA..........................                Banking                          74,201           4,397,096
Bank Rozwoju Eksportu SA..............................                Banking                          11,639             268,592
Bank Slaski SA W Katowicach...........................                Banking                          25,100           1,301,481
Big Bank Gdanski SA, G................................                Banking                      10,818,714           9,709,102
Big Bank Gdanski SA, GDR, Reg S.......................                Banking                          58,766             796,279
Farm Food SA..........................................       Food & Household Products                 53,452             178,173
Gorazdze SA...........................................    Building Materials & Components              42,550             715,228
Huta Olawa SA.........................................            Metals & Mining                      20,221              30,533
*Impexmetal SA........................................            Metals & Mining                     183,151             699,209
Mostostal Export SA...................................        Construction & Housing                  721,615             760,677
*Orbis SA.............................................           Leisure & Tourism                     21,426             168,478
Polifarb Cieszyn Wroclaw SA...........................               Chemicals                        356,584             848,284
*Raciborska Fabryka Kotlow SA.........................      Energy Equipment & Services                17,632              34,661
+*Rolimpex SA.........................................    Wholesale & International Trade           1,145,299           1,859,887
Warta SA..............................................               Insurance                        143,383           2,941,190
Wielkopolski Bank Kredytowy SA........................                Banking                         248,622           1,565,398
Zaklady Piwowarskie W Zywcu SA........................          Beverages & Tobacco                     1,520             181,880
*Zaklady Plyt Wiorowych Grajewo AS....................        Forest Products & Paper                   6,829              61,480
                                                                                                                   --------------
                                                                                                                       27,635,213
                                                                                                                   --------------
RUSSIA .7%
Aeroflot - Russia International Airlines..............            Transportation                       13,500             324,000
*Chelyabenergo........................................      Utilities Electrical & Gas              1,860,000              74,400
GUM Trade House.......................................             Merchandising                      540,000             261,900
Irkutskenergo.........................................      Utilities Electrical & Gas             11,381,800             509,336
Irkutskenergo, ADR....................................      Utilities Electrical & Gas                 92,000             205,850
*JSC Chernogorneft....................................            Energy Sources                        3,000               6,375
*JSC Gorkovsky Augomobile Plant.......................              Automobiles                        20,970             382,703
*Kamaz, B.............................................              Automobiles                       794,380             178,656
Krasnoyarsk Aluminum Plant............................            Metals & Mining                      23,086              80,801

                                                                              19

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
Lukoil-Holdings.......................................            Energy Sources                       43,000      $      174,150
Lukoil-Holdings, ADR..................................            Energy Sources                       25,810             418,122
Mosenergo.............................................      Utilities Electrical & Gas             37,378,700             747,574
Mosenergo, ADR........................................      Utilities Electrical & Gas                 37,000              69,375
Norilsk Nickel........................................            Metals & Mining                     146,000              77,745
*Novorosissk Sea Shipping.............................            Transportation                    1,010,000              75,750
*Noyabrskneftegaz.....................................            Energy Sources                       54,959              83,812
Primorsk Sea Shipping.................................            Transportation                       67,800              40,511
*Purneftegaz..........................................            Energy Sources                      586,000             998,251
Red October...........................................       Food & Household Products                 67,000             438,850
Rostelecom............................................          Telecommunications                  2,511,000           1,833,030
Rostelecom, pfd. .....................................          Telecommunications                  2,195,200             636,608
Rostelecom, ADR.......................................          Telecommunications                    183,700             769,244
Saint Petersburg City Telephone Network, A, pfd. .....          Telecommunications                    285,000              47,025
St. Petersburg International Telephone................          Telecommunications                    143,970              64,930
St. Petersburg MMT, pfd. .............................          Telecommunications                    152,100              48,809
*Tyumen Aviatrans.....................................            Transportation                    1,930,000              12,545
Unified Energy Systems................................      Utilities Electrical & Gas             63,010,000           1,921,805
Unified Energy Systems, pfd. .........................      Utilities Electrical & Gas              4,930,000              67,788
Unified Energy Systems, ADR...........................      Utilities Electrical & Gas                182,000             558,558
*Uralmash Zavody......................................        Machinery & Engineering                  27,684              15,877
*Vimpel Communications, ADR...........................          Telecommunications                     74,650             965,784
                                                                                                                   --------------
                                                                                                                       12,090,164
                                                                                                                   --------------
SINGAPORE 10.0%
Acer Computer International Ltd. .....................       Electrical & Electronics                 889,000             444,500
Acma Ltd. ............................................       Electrical & Electronics                 666,600             292,900
*Acma Ltd., wts. .....................................       Electrical & Electronics                  79,150               7,435
Asia Pacific Breweries Ltd. ..........................          Beverages & Tobacco                    93,000             192,764
British American Tobacco Co. (Singapore) Ltd. ........          Beverages & Tobacco                    44,000              93,333
Chemical Industries (Far East) Ltd. ..................               Chemicals                        606,900             617,935
*Chemical Industries (Far East) Ltd., wts. ...........               Chemicals                        184,800              26,320
City Developments Ltd. ...............................              Real Estate                     5,253,500          22,765,167
Cycle & Carriage Ltd. ................................              Automobiles                     1,686,000           5,773,273
Delgro Corp. .........................................            Transportation                    1,260,200           1,634,441
First Capital Corp. Ltd. .............................              Real Estate                     1,441,000             960,667
Fraser and Neave Ltd. ................................          Beverages & Tobacco                 4,510,000          13,174,667
G P Batteries International Ltd. .....................       Electrical & Electronics                  24,000              51,200
Hai Sun Hup Group Ltd. ...............................            Transportation                    3,030,000             762,091
*Hai Sun Hup Group Ltd., wts. ........................            Transportation                      870,400              63,302
Hind Hotels International Ltd. .......................           Leisure & Tourism                    414,000             283,527
Hong Leong Finance Ltd., fgn. ........................          Financial Services                    478,000             915,442
Hour Glass Ltd. ......................................             Merchandising                      258,000              43,000
*Inchcape Marketing Services Ltd. ....................       Broadcasting & Publishing              1,458,000             795,273
Inchcape Motors Ltd. .................................    Wholesale & International Trade             623,000             721,170
Isetan (Singapore) Ltd. ..............................             Merchandising                       68,000              61,818
Jaya Holdings Ltd. ...................................            Transportation                      701,000             218,797
*Jaya Holdings Ltd., wts. ............................            Transportation                       75,240               1,824
Jurong Shipyard Ltd. .................................        Machinery & Engineering               1,876,000           8,243,030
Keppel Corp., Ltd. ...................................            Transportation                    8,756,000          23,455,467
MCL Land Ltd. ........................................              Real Estate                     3,173,000           2,288,406
Metro Holdings Ltd. ..................................    Wholesale & International Trade             861,000             808,818
Natsteel Ltd. ........................................            Metals & Mining                   9,716,000          10,658,158
*Neptune Orient Lines Ltd. ...........................            Transportation                    5,417,000           1,740,006
*Osprey Maritime Ltd. ................................            Transportation                    1,003,000             310,018
Osprey Maritime Ltd., cvt., 2.50%, pfd. ..............            Transportation                      179,280              54,327
Overseas Chinese Banking Corp. Ltd., fgn. ............                Banking                       4,064,000          27,585,939
Overseas Union Enterprise Ltd. .......................           Leisure & Tourism                  1,353,000           2,689,600
Prima Ltd. ...........................................       Food & Household Products                 98,000             135,715
Republic Hotels & Resorts Ltd. .......................           Leisure & Tourism                    657,000             310,582

 20

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                                                   SHARES/
                                                                     INDUSTRY                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SINGAPORE (CONT.)
Robinson & Co., Ltd. .................................             Merchandising                      239,200      $      536,388
*Sembcorp Industries Ltd. ............................            Multi-Industry                   10,487,070          11,948,904
Singapore Petroleum Company, fgn. ....................               Chemicals                         87,000              35,855
Tibs Holdings Ltd. ...................................            Transportation                       83,000              51,309
Times Publishing Ltd. ................................       Broadcasting & Publishing                278,000             434,691
United Industrial Corporation Ltd. ...................              Real Estate                    17,341,000           6,936,400
United Overseas Bank Ltd., fgn. ......................                Banking                       3,808,000          24,463,515
United Overseas Land Ltd. ............................              Real Estate                     1,402,000             951,661
WBL Corp. Ltd. .......................................            Multi-Industry                      446,000             286,521
                                                                                                                   --------------
                                                                                                                      173,826,156
                                                                                                                   --------------
SLOVAK REPUBLIC .2%
Nafta Gbely AS........................................      Utilities Electrical & Gas                 80,331             698,056
Slovakofarma AS.......................................        Health & Personal Care                      148               7,154
Slovnaft AS...........................................               Chemicals                        106,971           1,917,199
Vychodoslovenske Zeleziarne AS........................            Metals & Mining                      68,977             335,285
                                                                                                                   --------------
                                                                                                                        2,957,694
                                                                                                                   --------------
SOUTH AFRICA 8.6%
Aeci Ltd. ............................................               Chemicals                        717,100             914,241
*Allied Electronics Ltd., pfd. .......................       Electrical & Electronics                  29,255              24,368
Amalgamated Banks of South Africa Ltd. ...............                Banking                         438,600           2,080,139
Anglo American Gold Investment Co. Ltd. ..............            Metals & Mining                       5,100             190,727
Anglo American Industrial Corp. Ltd. .................            Multi-Industry                      593,507           9,029,600
Anglo-American Corp. of South Africa Ltd. ............            Metals & Mining                     704,500          19,855,697
Anglogold Ltd. .......................................            Metals & Mining                      10,500             409,094
Anglovaal Industried Ltd. ............................            Multi-Industry                      543,370             688,132
Barlow Ltd. ..........................................            Multi-Industry                    2,477,100           9,516,376
CG Smith Ltd. ........................................            Multi-Industry                    6,855,200          15,556,826
De Beers/Centenary Linked Units.......................     Misc Materials & Commodities             1,008,400          12,856,232
Edgars Stores Ltd. ...................................          Textiles & Apparel                    323,613             976,436
Iscor Ltd. ...........................................            Metals & Mining                  31,218,652           5,625,221
Liberty Life Association of Africa Ltd. ..............               Insurance                        460,700           6,343,411
Malbak Ltd. ..........................................            Multi-Industry                    1,860,025             837,885
McCarthy Retail Ltd. .................................            Multi-Industry                      512,728              81,057
**McCarthy Retail Ltd., zero coupon, cvt., 9/30/03....            Multi-Industry                       66,833ZAR           38,610
Nedcor Ltd. ..........................................          Financial Services                     35,800             609,776
Palabora Mining Co. Ltd. .............................            Metals & Mining                     303,200           1,675,097
Polifin Ltd. .........................................               Chemicals                         67,900              57,711
Power Technologies Ltd. ..............................      Utilities Electrical & Gas                 29,255              17,903
Rembrandt Group Ltd. .................................            Multi-Industry                    2,259,470          13,827,023
Reunert Ltd. .........................................       Electrical & Electronics                 683,700             953,013
Sappi Ltd. ...........................................        Forest Products & Paper               2,049,260           7,924,978
Sasol Ltd. ...........................................            Energy Sources                    4,781,000          18,082,912
South African Breweries Ltd. .........................          Beverages & Tobacco                 1,020,089          17,184,279
Tiger Oats Ltd. ......................................       Food & Household Products                 29,100             286,907
Tongaat-Hulett Group Ltd. ............................            Multi-Industry                      526,747           3,447,326
Toyota South Africa Limited...........................              Automobiles                        73,500             168,671
Voltex Holdings Ltd. .................................       Electrical & Electronics                  62,179              21,139
                                                                                                                   --------------
                                                                                                                      149,280,787
                                                                                                                   --------------
SOUTH KOREA 6.9%
Asia Cement Manufacturing Co. Ltd. ...................    Building Materials & Components              90,000           1,017,879
BYC Co. Ltd. .........................................          Textiles & Apparel                      7,180             274,661
Cheil Jedang Corp. ...................................       Food & Household Products                 17,150             780,129
Cho Hung Bank Co. Ltd., GDR, 144A.....................                Banking                         700,000             665,000
*Cho Hung Bank Co. Ltd., GDR, Reg S...................                Banking                         240,000             228,000
*Daegu Bank Co. Ltd. .................................                Banking                          69,813             249,643
Daewoo Electric Components Co. Ltd. ..................  Electronic Components & Instruments           290,000           1,205,821

                                                                              21

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
*Daewoo Electronics Co. ..............................       Electrical & Electronics                 758,900      $    3,565,726
Dongkuk Steel Mill Co. Ltd. ..........................            Metals & Mining                      76,900             543,576
Hae In Co. Ltd. ......................................             Merchandising                        1,000               5,821
Hana Bank.............................................                Banking                         165,723           1,832,945
Hana Bank, GDR, Reg S.................................                Banking                         520,889           6,550,179
Hankook Cosmetics Co. Ltd. ...........................        Health & Personal Care                   14,940             168,968
*Hotel Shilla Co. ....................................           Leisure & Tourism                    311,557           1,839,547
Korea Electric Power Corp. ...........................      Utilities Electrical & Gas              1,758,320          43,574,167
Kyung Dong Boiler Co. Ltd. ...........................      Energy Equipment & Services                27,573             275,157
LG Electronics Inc. ..................................       Electrical & Electronics                 122,339           1,485,363
LG Industrial Systems Ltd. ...........................       Electrical & Electronics                 268,000           1,548,940
Moon Bae Steel Co. Ltd. ..............................            Metals & Mining                       9,000              82,328
Saehan Precision Co. Ltd. ............................       Electrical & Electronics                  48,218             761,864
Samsung Display Devices Ltd. .........................       Electrical & Electronics                 287,114          14,158,720
Samsung Electronics Co. Ltd. .........................       Electrical & Electronics                 339,022          22,751,830
*Samsung Heavy Industries Co. Ltd. ...................        Machinery & Engineering               1,519,763           8,644,639
Seah Steel Corp. .....................................            Metals & Mining                      16,483             141,185
Shin Poong Paper Manufacturing Co. Ltd. ..............        Forest Products & Paper                  32,692             270,508
Shin Young Wocoal Inc. ...............................          Textiles & Apparel                      8,210             301,773
Sindo Ricoh Co. ......................................    Appliances & Household Durables              10,100             362,004
Ssangyong Oil Refining Co. Ltd. ......................               Chemicals                        218,660           4,182,270
*Tong Yang Merchant Bank..............................          Financial Services                    274,596           1,561,943
                                                                                                                   --------------
                                                                                                                      119,030,586
                                                                                                                   --------------
SRI LANKA
Aitken Spence & Co. Ltd. .............................            Multi-Industry                       46,533              72,421
Associated Motorways Ltd. ............................              Automobiles                         4,432               2,898
*Ceylon Holiday Resorts Inc. .........................           Leisure & Tourism                     90,300              30,351
Lanka Walltile Ltd. ..................................    Building Materials & Components               8,000                 789
National Development Bank of Sri Lanka................                Banking                         280,000             523,747
United Motor Lanka Ltd. ..............................              Automobiles                        74,400              35,335
                                                                                                                   --------------
                                                                                                                          665,541
                                                                                                                   --------------
THAILAND 7.7%
Advanced Info Service Public Co. Ltd., fgn. ..........          Telecommunications                  1,021,700           6,073,681
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ...............................................    Building Materials & Components             180,200           1,351,438
Ayudhya Insurance Public Co. Ltd., fgn. ..............               Insurance                        176,800             620,394
*Bangkok Bank Public Co. Ltd. ........................                Banking                      11,476,600          16,424,472
*Bangkok Bank Public Co. Ltd., fgn. ..................                Banking                       2,130,600           4,397,826
*Bangkok Expressway Public Co. Ltd., fgn. ............            Transportation                    3,536,000           3,552,057
Bangkok Insurance Public Co. Ltd. ....................               Insurance                         85,000             315,811
Bangkok Insurance Public Co. Ltd., fgn. ..............               Insurance                          4,900              23,634
BEC World Public Co Ltd., fgn. .......................          Telecommunications                    507,000           2,790,698
*Charoen Pokphand Feedmill Public Co. Ltd. ...........       Food & Household Products              2,359,700           2,873,723
*Chareon Pokphand Feedmill Public Co. Ltd., fgn. .....       Food & Household Products                552,500             676,655
*Dusit Thani Public Company Ltd., fgn. ...............           Leisure & Tourism                    135,000             142,598
*Hana Microelectronics Co. Ltd., fgn. ................       Electrical & Electronics                 814,800           1,973,370
*Hua Thai Manufacturing Public Co. Ltd., fgn. ........          Textiles & Apparel                    125,100             208,299
Industrial Finance Corp. of Thailand, fgn. ...........          Financial Services                 13,779,300           5,688,441
*Italian-Thai Development Public Co. Ltd., fgn. ......        Construction & Housing                  725,100           1,456,785
*Jasmine International Public Co. Ltd., fgn. .........          Telecommunications                  2,693,000             674,454
*Karat Sanitaryware Public Co. Ltd., fgn. ............    Building Materials & Components              78,216               8,611
*National Petrochemical Public Company Ltd., fgn. ....               Chemicals                        343,200             158,211
*Regional Container Lines Public Co. Ltd. ............            Transportation                      108,997              56,996
Regional Container Lines Public Co. Ltd., fgn. .......            Transportation                      486,903             241,207
Saha Pathanapibul Public Co. Ltd., fgn. ..............       Food & Household Products                593,100             603,955
*Saha Union Public Co. Ltd. ..........................            Multi-Industry                    3,996,100           1,622,196
Saha Union Public Co. Ltd., fgn. .....................            Multi-Industry                      674,300             283,007
*Sanyo Universal Electric Public Co Ltd., fgn. .......    Appliances & Household Durables             175,900              32,677
*Serm Suk Public Co. Ltd. ............................       Food & Household Products                410,000           2,093,161

 22

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Serm Suk Public Co. Ltd., fgn. ......................       Food & Household Products                  8,200      $       45,587
*SG Asia Credit Public Co. Ltd. ......................          Financial Services                     40,000              13,210
*SG Asia Credit Public Co. Ltd., fgn. ................          Financial Services                    171,130              56,517
*Shinawatra Computer & Comm. Public Co. Ltd. .........       Electrical & Electronics                  25,500              84,216
*Shinawatra Computer & Comm. Public Co. Ltd., fgn. ...       Electrical & Electronics                 101,200             348,149
*Siam Cement Public Co. Ltd. .........................    Building Materials & Components             807,000          12,437,595
*Siam Cement Public Co. Ltd., fgn. ...................    Building Materials & Components             489,400          11,098,544
*Siam Commercial Bank Ltd., fgn. .....................                Banking                         148,512              88,899
Siam Makro Public Company Ltd., fgn. .................             Merchandising                    2,357,300           4,606,256
*Thai Airways International Public Co. Ltd., fgn. ....            Transportation                    1,913,700           2,475,407
*Thai Asahi Glass Public Co. Ltd. ....................    Building Materials & Components              94,910              16,717
*Thai Asahi Glass Public Co. Ltd., fgn. ..............    Building Materials & Components              32,000               5,636
*Thai Engine Manufacturing Public Company Ltd. .......        Machinery & Engineering                 405,000             101,431
*Thai Farmers Bank Public Co. Ltd. ...................                Banking                      15,126,382          22,272,229
*Thai Farmers Bank Public Co. Ltd., fgn. .............                Banking                       8,734,818          15,385,396
*Thai Petrochemical Industry Public Co. Ltd., fgn. ...               Chemicals                      1,628,960             268,990
*Thai Plastic and Chemical Co. Ltd., fgn. ............               Chemicals                          2,200               3,875
Thai Rayon Public Co. Ltd. ...........................          Textiles & Apparel                     32,608              32,083
Thai Rayon Public Co. Ltd., fgn. .....................          Textiles & Apparel                     39,152              38,522
*Thai Telephone & Telecommunication Public Co. Ltd.,
  fgn. ...............................................          Telecommunications                  6,429,500             955,533
Thai Wacoal Public Co. Ltd., fgn. ....................          Textiles & Apparel                    236,550             279,941
*Total Access Communication Public Co. Ltd. ..........          Telecommunications                  4,489,800           7,722,456
*United Communications Industries, fgn. ..............          Telecommunications                  3,017,000           1,619,141
*United Motor Works (Siam) Public Co. Ltd. ...........        Machinery & Engineering                   2,100               1,560
                                                                                                                   --------------
                                                                                                                      134,302,247
                                                                                                                   --------------
TURKEY 3.5%
Akbank................................................                Banking                   1,156,533,112          23,468,015
Alarko Sanayii ve Ticaret SA..........................    Appliances & Household Durables           7,073,998             319,608
*Alcatel Teletas......................................          Telecommunications                 27,080,000           1,137,635
*Anadolu Anonim Turk Sigorta Sirketi, br. ............               Insurance                     21,308,000             246,589
Arcelik AS, Br. ......................................    Appliances & Household Durables         194,824,854           5,621,136
Beko Elektronik AS....................................    Appliances & Household Durables          83,109,199           1,093,542
Borusan AS............................................         Industrial Components                4,688,000             127,828
Erciyas Biracilik.....................................       Food & Household Products             29,847,000           1,987,276
*Eregli Demir ve Celik Fabrikalari AS.................            Metals & Mining                  46,002,000           1,896,088
Finansbank, Br. ......................................                Banking                     188,279,058           1,372,993
Haci Omer Sabanci Holding AS, ADR, 144A...............            Multi-Industry                    1,404,500           5,266,875
Izocam Ticaret ve Sanayii AS, br. ....................    Building Materials & Components          24,204,776             230,229
Kartonsan Karton San VE TIC AS........................        Forest Products & Paper              24,055,250             838,959
Koc Holding AS........................................            Multi-Industry                   14,636,591           1,276,177
*Netas Northern Electric Telekomunic Asyon AS.........       Electrical & Electronics              29,770,600             547,462
Petkim Petrokimya Holding AS..........................               Chemicals                      2,403,000           1,085,693
Tat Konserve Sanayii AS...............................       Food & Household Products             13,990,210             499,017
*Tofas Turk Otomobil Fabrikasi AS.....................              Automobiles                   239,454,775           2,163,748
Turk Demir Dokum, br. ................................    Appliances & Household Durables          25,494,646             282,915
*Turkiye Garanti Bankasi AS...........................                Banking                     392,990,431           9,718,850
*Turkiye Is Bankasi AS, C.............................                Banking                      27,883,000             724,923
Vakif Finansal Kiralama AS............................          Financial Services                 29,968,612             100,719
                                                                                                                   --------------
                                                                                                                       60,006,277
                                                                                                                   --------------
VENEZUELA 2.8%
Ceramica Carabobo CA, A...............................    Building Materials & Components             332,420              27,971
Ceramica Carabobo CA, A, ADR..........................    Building Materials & Components              31,585              26,577
Ceramica Carabobo CA, B...............................    Building Materials & Components           1,243,290              94,705
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.................................................          Telecommunications                    968,800          17,256,750
Corporacion Industrial Carabobo Saca SIC, B...........    Building Materials & Components           6,751,015              53,816
Electricidad de Caracas SAICA SACA....................      Utilities Electrical & Gas             50,405,556          21,760,364
*International Briquettes Holdings....................            Metals & Mining                          40                 178
*Manufacturera de Aparatos Domesticos Madoda SA, A....    Appliances & Household Durables             180,613              63,670

                                                                              23

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (CONT.)

                                                                     INDUSTRY                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
VENEZUELA (CONT.)
Mavesa SA, ADR........................................       Food & Household Products              1,308,112      $    4,905,420
Siderurgica Venezolana Sivensa Saica Services, A,
  ADR.................................................            Metals & Mining                     432,271           2,023,500
Vencemos de Cementos SA...............................    Building Materials & Components           1,761,451           1,154,528
Venezolana de Cementos-Vencemos, #2...................    Building Materials & Components           1,380,019             916,745
                                                                                                                   --------------
                                                                                                                       48,284,224
                                                                                                                   --------------
ZIMBABWE
Delta Corp. ..........................................            Multi-Industry                      506,739             110,294
Meikles Africa Ltd. ..................................            Multi-Industry                      115,000              64,400
*TA Holdings..........................................            Multi-Industry                       25,000                 437
Zimbabwe Sun Ltd. ....................................            Multi-Industry                    2,790,724             157,477
                                                                                                                   --------------
                                                                                                                          332,608
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $2,323,891,902) 99.3%.........                                                              1,722,001,770
OTHER ASSETS, LESS LIABILITIES .7%....................                                                                 11,605,108
                                                                                                                   --------------
TOTAL NET ASSETS 100.0%...............................                                                             $1,733,606,878
                                                                                                                  ===============


CURRENCY ABBREVIATION:


ZAR  -- South African C Rand


*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at December 31, 1998 were $3,334,623.
                       See Notes to Financial Statements.
 24

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
 Investments in securities, at value ($2,323,891,902).......  $1,722,001,770
 Receivables:
  Investment securities sold................................         245,427
  Capital shares sold.......................................       8,129,073
  Dividends.................................................       9,208,451
                                                              --------------
     Total assets...........................................   1,739,584,721
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................         226,930
  Capital shares redeemed...................................         732,352
  To affiliates.............................................       1,961,549
  Custodian fees............................................         913,268
 Funds advanced by custodian................................       1,961,128
 Accrued expenses...........................................         182,616
                                                              --------------
     Total liabilities......................................       5,977,843
                                                              --------------
Net assets, at value........................................  $1,733,606,878
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................         605,716
 Net unrealized depreciation................................    (601,890,132)
 Accumulated net realized loss..............................    (139,846,948)
 Capital shares.............................................   2,474,738,242
                                                              --------------
Net assets, at value........................................  $1,733,606,878
                                                              ==============
Net asset value per share ($1,733,606,878 / 208,550,286
  shares outstanding).......................................           $8.31
                                                              ==============

                       See Notes to Financial Statements.
                                                                              25

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 (net of foreign taxes of $3,929,630)
 Dividends..................................................    $ 46,804,096
 Interest...................................................      18,885,864
                                                                ------------
      Total investment income...............................                       $  65,689,960
Expenses:
 Management fees (Note 3)...................................      23,147,831
 Administrative fees (Note 3)...............................       1,557,264
 Transfer agent fees (Note 3)...............................          10,100
 Custodian fees.............................................       2,962,820
 Reports to shareholders....................................          19,700
 Registration and filing fees...............................         200,000
 Professional fees..........................................          72,500
 Directors' fees and expenses...............................          48,000
 Amortization of organization costs.........................             710
 Other......................................................           4,243
                                                                ------------
      Total expenses........................................                          28,023,168
                                                                                   -------------
            Net investment income...........................                          37,666,792
                                                                                   -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (89,397,418)
  Foreign currency transactions.............................      (1,119,684)
                                                                ------------
      Net realized loss.....................................                         (90,517,102)
      Net unrealized depreciation on investments............                        (334,534,122)
                                                                                   -------------
Net realized and unrealized loss............................                        (425,051,224)
                                                                                   -------------
Net decrease in net assets resulting from operations........                       $(387,384,432)
                                                                                   ==============


                       See Notes to Financial Statements.
 26

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                     1998                 1997
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   37,666,792       $   29,218,762
  Net realized gain (loss) from investments and foreign
    currency transactions...................................       (90,517,102)          31,325,228
  Net unrealized depreciation on investments................      (334,534,122)        (373,187,334)
                                                                -----------------------------------
    Net decrease in net assets resulting from operations....      (387,384,432)        (312,643,344)
 Distributions to shareholders from:
  Net investment income.....................................       (40,080,848)         (29,706,898)
  Net realized gains........................................                --          (80,352,717)
 Capital share transactions (Note 2)........................       237,190,928          781,047,570
                                                                -----------------------------------
    Net increase (decrease) in net assets...................      (190,274,352)         358,344,611
Net assets:
 Beginning of year..........................................     1,923,881,230        1,565,536,619
                                                                -----------------------------------
 End of year................................................    $1,733,606,878       $1,923,881,230
                                                                ===================================
Undistributed net investment income included in net assets:
 End of year................................................    $      605,716       $    1,568,894
                                                                ===================================

                       See Notes to Financial Statements.
                                                                              27

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing primarily in equity securities of issuers in countries with emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1998, the Fund has investments with a value of approximately $55 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

 28

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At December 31, 1998, there were 940 million shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                         1998                                  1997
                                                              ----------------------------         -----------------------------
                                                                SHARES          AMOUNT               SHARES           AMOUNT
                                                              ------------------------------------------------------------------
Shares sold.................................................   72,904,287    $ 672,866,243          74,259,980    $1,000,379,973
Shares issued on reinvestment of distributions..............    4,292,592       36,277,062          10,166,940       103,837,009
Shares redeemed.............................................  (54,174,577)    (471,952,377)        (24,610,709)     (323,169,412)
                                                              ------------------------------------------------------------------
Net increase................................................   23,022,302    $ 237,190,928          59,816,211    $  781,047,570
                                                              ==================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average daily net assets through April 30, 1999. For the year ended December 31, 1998, no fee waiver or reimbursement was necessary under the agreement.

Legal fees of $39,500 were paid to a law firm in which a partner is an officer of the Fund.

                                                                              29

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,374,637,866 was as follows:

Unrealized appreciation.....................................  $ 138,122,683
Unrealized depreciation.....................................   (790,758,779)
                                                              -------------
Net unrealized depreciation.................................  $(652,636,096)
                                                              =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 1998 the Fund had tax basis capital losses of $85,000,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

At December 31, 1998 the Fund has deferred capital and currency losses occurring subsequent to October 31, 1998 of $4,400,000. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $1,069,149,258 and $576,377,347, respectively.

 30

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Markets Series

We have audited the accompanying statement of assets and liabilities, including the Statement of Investments, of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                   /s/ McGladrey & Pullen, LLP

New York, New York
January 28, 1999

                                                                              31

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation

At December 31, 1998, more than 50% of the Templeton Emerging Markets Series Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 1999, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1998.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to shareholders in December 1998.

                                                                  FOREIGN TAXES        FOREIGN SOURCE
                          COUNTRY                               WITHHELD PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------------
Argentina...................................................         $0.0000              $0.0056
Austria.....................................................          0.0000               0.0002
Brazil......................................................          0.0076               0.0337
Chile.......................................................          0.0006               0.0014
China.......................................................          0.0000               0.0026
Colombia....................................................          0.0000               0.0057
Czech Republic..............................................          0.0002               0.0014
Ecuador.....................................................          0.0000               0.0002
Egypt.......................................................          0.0000               0.0004
Ghana.......................................................          0.0000               0.0001
Greece......................................................          0.0000               0.0069
Hong Kong...................................................          0.0000               0.0162
Hungary.....................................................          0.0002               0.0011
India.......................................................          0.0000               0.0063
Indonesia...................................................          0.0002               0.0007
Israel......................................................          0.0001               0.0003
Jordan......................................................          0.0000               0.0001
Malaysia....................................................          0.0021               0.0051
Mexico......................................................          0.0000               0.0101
Pakistan....................................................          0.0006               0.0026
Peru........................................................          0.0000               0.0013
Philippines.................................................          0.0002               0.0005
Poland......................................................          0.0003               0.0013
Portugal....................................................          0.0011               0.0042
Russia......................................................          0.0002               0.0013
Singapore...................................................          0.0031               0.0075
Slovak Republic.............................................          0.0001               0.0005
South Africa................................................          0.0000               0.0151
South Korea.................................................          0.0004               0.0013
Sri Lanka...................................................          0.0000               0.0001
Thailand....................................................          0.0001               0.0007
Turkey......................................................          0.0000               0.0108
United Kingdom..............................................          0.0000               0.0001
Venezuela...................................................          0.0000               0.0016
Zimbabwe....................................................          0.0000               0.0001
                                                                --------------------------------------
TOTAL.......................................................         $0.0171              $0.1471
                                                                ======================================

 32

PAGE


This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Funds.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.
















                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.

                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

ZT456 A 12/98                             Institutional Services: 1-800-321-8563
[recycle symbol]                                Fund Information: 1-800-362-6243